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FOR GROWTH OF CAPITAL

Delaware Tax-Efficient Equity Fund

(photo of illustration from Growth of Capital Brochure)

service and guidance

professional management

goals

2000
Semi-Annual
Report

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London


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                                                               NOVEMBER 17, 1999

Dear Shareholder:

WE BEGAN FISCAL 2000 DURING A period of transition in the U.S. equity markets. After nearly 18 months of very narrow leadership by selected large-company stocks, investors began to expand their stock selection this past spring to a broader and more attractively priced group of companies. This pushed several major U.S. stock market indexes to record highs in early May.

   Delaware Tax-Efficient Equity Fund thrived during May and June as a wider array of stocks participated in the market's price gains. The Fund's emphasis on consistent growth at reasonable prices positioned it to benefit from the broad advance in the stock market that occurred during the spring.

   We were optimistic that the market's performance during the spring was the beginning of a trend in which stock market performance would be driven by a larger number of stocks, but we also recognized that there might be a tug-of-war between the very large growth stocks that had been leading the market and the many other stocks that had been out-of-favor. This proved to be the case. As summer heated up, the Fed moved to a more restrictive monetary policy, concerned that the U.S. economy might overheat leading to higher inflation. Between June and November, the Fed raised short-term interest rates three times. Against this backdrop, a very narrow group of stocks once again led the market as investors focused almost exclusively on high-priced large company stocks.

   The narrow market weighed heavily on Delaware Tax-Efficient Equity Fund's performance during the summer and early fall. For the six months ended October 31, 1999, Delaware Tax-Efficient Equity Fund returned -7.12% (for Class A shares at net asset value with distributions reinvested). There were several key reasons that we were unable to keep pace with the results of our Lipper peer group and our unmanaged benchmark.

o First, stocks of mid-size companies--those with market capitalizations between $2 billion and $10 billion--comprised roughly one-third of the portfolio. This segment of the market generally performed poorly at the end of our reporting period because investors seemed to favor companies with the largest market capitalizations.



CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

                                                          6 Months Ended
                                                         October 31, 1999
--------------------------------------------------------------------------------
Delaware Tax-Efficient Equity Fund Class A                     -7.12%
--------------------------------------------------------------------------------
Lipper Growth Fund Average (1,249 funds)                       +4.42%
Standard & Poor's 500 Index                                    +2.74%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 8. Past performance does not guarantee future results. Fee limitations were in effect for the period shown. Returns would have been lower without the limitations. The Standard & Poor's 500 Index is an unmanaged composite of large company stocks.

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o  Second, by adhering to Delaware Tax-Efficient Equity Fund's focus on consistent earnings growth at reasonable prices, we had minimal holdings of technology and cyclical stocks--sectors that delivered the strongest returns between June and September. Cyclical companies, in general, do not have consistent earnings and therefore, we typically do not invest in them. Many technology stocks currently have very high price-to-earnings ratios. Thus, they have not met our standard for "reasonable prices."

   In keeping with the Fund's objective to provide high after-tax total return, we used losses that had built up in the portfolio to offset taxable gains that resulted from our sale of several holdings that had risen in price. As a general rule, we seek to avoid capital gains distributions.

   On the pages that follow, Francis X. Morris, Delaware Tax-Efficient Equity Fund's senior portfolio manager, reviews performance in the U.S. stock market over the past six months and strategies used to reduce the Fund's taxable capital gains distributions. He also shares his outlook for the year ahead.

   We understand that the past year has been a difficult one for Delaware Tax-Efficient Equity Fund and we appreciate your ability to maintain a long-term perspective and stay committed to your investment with us. While we can't predict when the stock market's fixation on a narrow group of large company stocks will end, we do believe that eventually, the opportunities available from the many other exceptional U.S. companies will capture the market's favor. We are confident that our disciplined investment style and our emphasis on after-tax returns have positioned Delaware Tax-Efficient Equity Fund to benefit should a broadening occur, just as it did earlier this year.

Sincerely,

/s/ Wayne A. Stork
-------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
----------------------
DAVID K. DOWNES
Executive Vice President
and Chief Operating Officer
Delaware Investments Family of Funds


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
As of October 31, 1999
--------------------------------------------------------------------------------

Median Market Capitalization                             $13.5 billion
Number of Stocks                                               59
Average Stock Price-to-Earnings Ratio                        21.8x
Top Sector                                         Banking, Finance & Insurance
Annualized Portfolio Turnover Rate                             47%
Beta*                                                         0.85

--------------------------------------------------------------------------------

 P/Es are based on analysts' earnings estimates as reported to First Call as of October 31, 1999.
* Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility than the index.

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Portfolio Manager's Review

BY FRANCIS X. MORRIS
Vice President and Senior Portfolio Manager
November 17, 1999

U.S. STOCKS: A HANDFUL OF WINNERS DOMINATE RETURNS
Prior to the start of our fiscal year this past May, the stock market's gains were fueled by a select group of large-cap growth stocks. As a result, price-to-earnings ratios, or P/Es, on some stocks within the Standard & Poor's 500 Index reached, in our opinion, exaggerated levels. P/E is an indicator of how much investors are willing to pay for a company's earning power--generally the higher the P/E, the more they are paying; the lower the P/E, the less they are paying.

   Of course, in our view, with the exception of the top 20 stocks in the S&P 500, the majority of stocks in the index were relatively inexpensive compared to earnings. We believe this was also true of small and mid-size companies, which had become significantly undervalued compared to large-cap issues.

INVESTORS EXPAND THEIR
STOCK SELECTION
With the release of strong economic data in the spring, investors began to reallocate their money to these relatively undervalued areas of the market where strong earnings growth potential could be bought at more reasonable prices. Suddenly, a broad array of stocks was posting measurable gains. Delaware Tax-Efficient Equity Fund, which began fiscal 2000 in May, benefited from this broader playing field.

   Though we believed this marked the beginning of a trend in which a wider number of stocks participated in the market's performance, we expected that there would be some resistance from large-cap stocks. Such was the case. Between June and November, the Federal Reserve raised its target for short-term interest rates three times. Investors began selling stocks of all market capitalizations, apparently fearful of future rate increases. Once again, they narrowed their focus to the largest growth companies, with a particular emphasis on a few big technology companies.

STRATEGIC POSITIONING
Delaware Tax-Efficient Equity Fund adheres to a disciplined investment strategy that focuses on what we call "transition stocks"--that is, stocks we believe are currently selling below their true value with strong prospects for future growth. Our expectation is that these stocks will be reasonably priced when we purchase them and then appreciate in price as they "transition" from mid-size to large-size in terms of market capitalization, or from being value stocks to being growth stocks of either larger or mid-market capitalizations. Because our strategy is to capture growth as stocks move through these transitions and, at the same time, reduce the toll taxes can take on our investment returns, we tend to own stocks for relatively long time periods.

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   During fiscal 1999, our strategy precluded us from investing in the top tier performers in the S&P 500, given that most of those stocks--including technology stocks--had high P/E ratios, an indication to us that they were too expensive relative to their future return potential. This is the primary reason why the Fund did not keep pace with the S&P 500 or the Lipper Growth Fund Average.

   Traditionally, technology is an area where we have less exposure than the S&P 500. In fiscal 1999, this was due to what we believed to be exceptionally high prices that did not meet Delaware Tax-Efficient Equity Fund's value-conscious investment criteria, which emphasize stocks that have:

o  attractive prices relative to their potential earnings growth;

o a history of growing earnings consistently through a variety of economic environments; and

o  excess cash flow that can be reinvested in the business.

   We also look for stocks in which a company-specific event (i.e., an expansion or acquisition) may serve as a catalyst for pushing earnings beyond expectations or support earnings if business conditions in the industry weaken.

   As of October 31, the Fund's holdings in technology-related companies were approximately half the weighting of the S&P 500. Our holdings included a mix of mid-size companies, such as Symbol Technologies, BMC Software and Computer Associates International, and large companies, such as IBM, Hewlett-Packard and Intel.

   Our strategy also typically steers us away from investing heavily in cyclical industries--including paper and chemicals--given that these areas have historically had earnings spurts rather than the consistent growth we look for. Whenever we do find cyclical stocks that meet our consistent growth discipline, we try to add them to our holdings since we think these stocks may benefit from the economic recovery that is underway in world markets.

   Since spring, we have made some changes in the portfolio--reducing and, in some cases, selling, many of the Fund's oldest and largest holdings because we believed they had completed their


STRATEGIES TO MINIMIZE TAXABLE DISTRIBUTIONS

Delaware Tax-Efficient Equity Fund employs several strategies to minimize taxable distributions--both capital gains and dividend distributions. We do this in an effort to provide shareholders high returns on an after-tax basis.

o Low Portfolio Turnover. We tend to own stocks over longer time periods to avoid generating taxable distributions. For the six months ended October 31, 1999, the Fund's portfolio turnover rate was 47%.

o Low Dividend Yields. We typically focus on stocks with dividend yields that are significantly lower than the S&P 500 average.

o Tax-Loss Harvesting. Generally, we sell a stock at a loss if a company's earnings prospects deteriorate or if we believe a stock is unlikely to recover within six months. We are able to use such losses to offset taxable gains incurred from the sale of other holdings.

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transition from mid- to large-cap, and from being undervalued to being fairly valued. For example, we reduced the Fund's weighting in Ecolabs from about 3.75% to 1.37% of net assets between April 30 and October 31. We were able to sell this holding without generating taxable capital gains distributions for the portfolio by using losses from other holdings to offset these gains.

   As we reduced and sold several names in the portfolio, we added stocks of companies that we believe offer more attractive opportunities for capital appreciation. These companies span a number of different industries, including newspaper publishing and discount retailing. We also added selectively to our financial holdings, with an emphasis on bank stocks where prices currently look very attractive to us relative to the companies' future earnings growth potential.

   While health care stocks generally have relatively high P/Es, the recent market correction brought a number of healthcare companies into our buying universe. We recently added new positions in selected drug manufacturers and a maker of reconstructive hip, knee and joint replacements, all of which sell products aimed at the needs of America's aging population.

   Capital goods companies, (such as electronics and electrical goods companies) became an increasingly attractive area for us to invest over the past six months. There are two reasons for this. First, P/Es on capital goods companies, in general, have been depressed partially due to the narrowness of the U.S. stock market. Second, we believe these companies will benefit from the recent pickup in worldwide economic growth, particularly in Asia and Europe.

OUTLOOK
We expect stronger worldwide economic growth in the months ahead. Given that outlook, we are trying to position the portfolio to benefit from such anticipated growth. We are concentrating on capital goods, energy and selected financial stocks which, based on our research,

TOP 10 HOLDINGS
--------------------------------------------------------------------------------
OCTOBER 31, 1999
                                                      Percent of           P/E
Company                                               Net Assets          Ratio
--------------------------------------------------------------------------------
Symbol Technologies                                      4.84%            28.6
MCI Worldcom                                             3.40%            32.1
Federal Home Loan Corp PFD                               3.12%            16.8
Masco                                                    3.01%            16.5
Honeywell                                                2.95%            19.9
Washington Mutual                                        2.93%            10.0
Nortel Networks                                          2.86%            43.3
Intimate Brands                                          2.81%            21.5
Knight-Ridder Incorporated                               2.63%            19.5
American Home Products                                   2.59%            26.9

P/E ratios are as of October 31, 1999 based on analysts' estimates as reported to First Call for 2000.

"We stand behind what we believe are our best selections. As a result, Delaware Tax-Efficient Equity Fund's top 10 holdings generally represent about one-third of the portfolio."

Francis X. Morris

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                                                                          7

appear to have strong future earnings potential and yet, are selling at attractive prices.

   Our outlook for corporate profits in fiscal 2000 is a cautious one. If the economy overheats and greater cost pressures result from rising commodity prices or higher wages, we think reduced corporate profitability is possible. But that's not to say that corporate profits are likely to experience a substantial decline. In our opinion, we still have a very healthy domestic economy underpinning corporate America.

   Over the long term, Delaware Tax-Efficient Equity Fund seeks to generate high after-tax returns that outperform the average growth fund at lower levels of volatility. We believe the key to achieving this objective is to invest in companies that are growing their earnings consistently, and to execute strategies aimed at minimizing taxes. Certainly, there will be times, such as the recent past, that our strategy will be out of favor. But we think our disciplined approach--and our adherence to that approach throughout favorable and unfavorable market cycles--will prove very beneficial to our shareholders over the long term.


SECTOR ALLOCATION
--------------------------------------------------------------------------------
OCTOBER 31, 1999

                                                    Percent of
Sectors                                         Fund's Net Assets*
--------------------------------------------------------------------------------
Banking, Finance & Insurance                         16.85%
Telecommunications                                   12.04%
Electronics & Electrical Equipment                    2.77%
Energy                                                7.96%
Healthcare & Pharmaceuticals                          7.95%
Retail                                                7.39%
Computers & Technology                               11.70%
Buildings & Materials                                 3.02%
Cable, Media & Publishing                             4.69%
Food, Beverage & Tobacco                              2.55%
8 other sectors accounted for the
remaining 19.01% of net assets.
*Excluding cash

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Performance Summary

DELAWARE TAX-EFFICIENT EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH OCTOBER 31, 1999
                                                   Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 6/27/97)
Excluding Sales Charge                             +11.39%      +1.48%
Including Sales Charge                              +8.61%      -4.37%
--------------------------------------------------------------------------------
Class B (Est. 6/27/97)
Excluding Sales Charge                             +10.65%      +0.75%
Including Sales Charge                              +9.53%      -4.25%
--------------------------------------------------------------------------------
Class C (Est. 6/27/97)
Excluding Sales Charge                             +10.69%      +0.84%
Including Sales Charge                             +10.69%      -0.16%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Institutional Class Returns Through October 31, 1999:

                                                   Lifetime    One Year
Delaware Tax-Efficient Equity Fund
   Institutional Class (Est. 8/29/97)              +10.84%      +1.02%

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

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                                                         for growth of capital 9

Financial Statements
VOYAGEUR MUTUAL FUNDS III, INC. -
DELAWARE TAX-EFFICIENT EQUITY FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1999
-------------------------------------------------------------------------------
                                                         NUMBER         MARKET
                                                       OF SHARES         VALUE
                                                       ------------------------
 COMMON STOCK - 95.93%
 AUTOMOBILES & AUTO PARTS - 0.92%
 Federal Signal ......................................   43,600     $   820,225
                                                                    -----------
                                                                        820,225
                                                                    -----------
 BANKING, FINANCE & INSURANCE - 16.85%
 AFLAC ...............................................   34,800       1,779,150
 American International Group ........................   12,075       1,242,970
 Citigroup ...........................................   36,100       1,953,913
 Fleet Boston ........................................    7,600         331,550
 Freddie Mac .........................................   51,400       2,778,813
 MBNA ................................................   64,800       1,790,100
 Nationwide Financial Services - Class A .............   42,600       1,613,475
 UnionBanCal Corporation .............................   20,100         873,094
 Washington Mutual ...................................   72,700       2,612,656
                                                                    -----------
                                                                     14,975,721
                                                                    -----------
 BUILDINGS & MATERIALS - 3.02%
 Masco ...............................................   87,900       2,680,950
                                                                    -----------
                                                                      2,680,950
                                                                    -----------
 CABLE, MEDIA & PUBLISHING - 4.69%
 Gannett .............................................   23,700       1,827,863
 Knight-Ridder .......................................   36,900       2,343,150
                                                                    -----------
                                                                      4,171,013
                                                                    -----------
 CHEMICALS - 1.56%
 Avery Dennison ......................................   20,900       1,306,250
 Valspar .............................................    2,700          81,506
                                                                    -----------
                                                                      1,387,756
                                                                    -----------
 COMPUTERS & TECHNOLOGY - 11.70%
 BMC Software ........................................   21,200       1,360,113
 Computer Associates International ...................   18,600       1,050,900
 Hewlett-Packard .....................................    8,200         607,313
 International Business Machines .....................   14,700       1,446,113
*Microsoft ...........................................   17,400       1,610,588
 Symbol Technologies .................................  108,650       4,318,838
                                                                    -----------
                                                                     10,393,865
                                                                    -----------
 CONSUMER PRODUCTS - 4.63%
 Black & Decker ......................................   17,600         756,800
 Dial ................................................   96,100       2,246,338
 General Electric ....................................    8,200       1,111,613
                                                                    -----------
                                                                      4,114,751
                                                                    -----------
 ELECTRONICS & ELECTRICAL EQUIPMENT - 2.77%
 Intel ...............................................   18,500       1,432,016
 Teleflex ............................................   30,300       1,032,094
                                                                    -----------
                                                                      2,464,110
                                                                    -----------
 ENERGY - 7.96%
 Anadarko Petroleum ..................................   19,700         607,006
 BP Amoco Plc - ADR ..................................   18,542       1,070,786
 Coastal .............................................   33,400       1,406,975
 Schlumberger Limited ................................   26,400       1,598,850
 Tosco ...............................................   36,000         911,250
 Unocal ..............................................   42,900       1,480,050
                                                                    -----------
                                                                      7,074,917
                                                                    -----------

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-------------------------------------------------------------------------------
                                                         NUMBER         MARKET
                                                       OF SHARES         VALUE
                                                       ------------------------
 COMMON STOCK (CONTINUED)
 ENVIRONMENTAL SERVICES - 4.32%
 Ecolab ..............................................   35,900     $ 1,213,869
 Honeywell ...........................................   24,900       2,625,394
                                                                    -----------
                                                                      3,839,263
                                                                    -----------
 FOOD, BEVERAGE & TOBACCO - 2.55%
 Bestfoods ...........................................   16,900         992,875
*Suiza Foods .........................................   28,000       1,009,750
 Universal Foods .....................................   13,900         265,838
                                                                    -----------
                                                                      2,268,463
                                                                    -----------
 HEALTHCARE & PHARMACEUTICALS - 7.95%
 American Home Products ..............................   44,200       2,309,450
 Biomet ..............................................   37,500       1,128,516
 Johnson & Johnson ...................................   12,500       1,309,375
 Schering-Plough .....................................   26,400       1,306,800
*Watson Pharmaceutical ...............................   31,800       1,009,650
                                                                    -----------
                                                                      7,063,791
                                                                    -----------
 INDUSTRIAL MACHINERY - 2.23%
 United Technologies .................................   15,400         931,700
 Pentair .............................................   27,900       1,049,738
                                                                    -----------
                                                                      1,981,438
                                                                    -----------
 LEISURE, LODGING & ENTERTAINMENT - 1.58%
 Viad ................................................   57,200       1,404,975
                                                                    -----------
                                                                      1,404,975
                                                                    -----------
 RETAIL - 7.39%
 Blockbuster .........................................   64,800         785,700
 Delhaize America ....................................                        6
 Intimate Brands .....................................   61,020       2,501,820
 Lowe's Companies ....................................   20,600       1,133,000
 TJX Companies .......................................   79,000       2,142,875
                                                                    -----------
                                                                      6,563,401
                                                                    -----------
 TELECOMMUNICATIONS - 12.04%
 ALLTEL ..............................................   21,400       1,781,550
 GTE .................................................   21,300       1,597,500
*MCI Worldcom ........................................   35,300       3,028,078
 Nortel Networks .....................................   41,200       2,551,825
 SBC Communications ..................................   34,100       1,736,969
                                                                    -----------
                                                                     10,695,922
                                                                    -----------
 TEXTILES, APPAREL & FURNITURE - 0.42%
 HON Industries ......................................   19,200         376,800
                                                                    -----------
                                                                        376,800
                                                                    -----------
 MISCELLANEOUS - 3.35%
 Danaher .............................................   25,800       1,246,463
 Premark International ...............................   31,600       1,730,100
                                                                    -----------
                                                                      2,976,563
                                                                    -----------
 Total Common Stock
 (cost $78,331,366)                                                  85,253,924
                                                                    -----------

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10 for growth of capital


STATEMENT OF NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------
                                                           NUMBER       MARKET
                                                         OF SHARES       VALUE
                                                        -----------------------
CONVERTIBLE PREFERRED STOCK - 0.66%
PACKAGING & CONTAINERS - 0.66%
Sealed Air $2.00 4/01/08 Series A ....................   10,800        $583,200
                                                                    -----------
Total Convertible Preferred Stock
   (cost $417,770)                                                      583,200
                                                                    -----------

                                                        PRINCIPAL
                                                         AMOUNT
                                                        ---------
REPURCHASE AGREEMENTS - 2.30%
With Chase Manhattan 5.20% 11/01/99
   (dated 10/29/99, collateralized by $663,000
   U.S. Treasury Notes 6.125% due 12/31/01,
   market value $679,762) ............................ $663,000         663,000
With J.P. Morgan Securities 5.20% 11/01/99
   (dated 10/29/99, collateralized by $476,000
   U.S. Treasury Notes 5.625% due 05/15/01,
   market value $486,939 and $213,000
   U.S. Treasury Notes 6.50% due 08/31/01,
   market value $217,403) ............................  690,000         690,000
With PaineWebber 5.20% 11/01/99
   (dated 10/29/99, collateralized by $238,000
   U.S.Treasury Notes 6.25% due 10/31/01, market
   value $247,205 and $472,000 U.S. Treasury
   Notes 6.25% due 02/15/03,
   market value $457,284). ...........................  690,000         690,000
                                                                    -----------
Total Repurchase Agreements
   (cost $2,043,000) .................................                2,043,000
                                                                    -----------
TOTAL MARKET VALUE OF SECURITIES - 98.89%
   (COST $80,792,136) ...........................................   $87,880,124
RECEIVABLES AND OTHER ASSETS NET
   OF LIABILITIES - 1.11% .......................................       989,263
                                                                    -----------
NET ASSETS APPLICABLE TO 8,189,316 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................   $88,869,387
                                                                    ===========

NET ASSET VALUE - DELAWARE TAX-EFFICIENT EQUITY FUND
   A CLASS ($37,055,737 / 3,383,873 SHARES) .....................        $10.95
                                                                         ======
NET ASSET VALUE - DELAWARE TAX-EFFICIENT EQUITY FUND
   B CLASS ($40,153,869 / 3,724,282 SHARES) .....................        $10.78
                                                                         ======
NET ASSET VALUE - DELAWARE TAX-EFFICIENT EQUITY FUND
   C CLASS ($11,659,770 / 1,081,160 SHARES) .....................        $10.78
                                                                         ======
NET ASSET VALUE - DELAWARE TAX-EFFICIENT EQUITY FUND
   INSTITUTIONAL CLASS ($10.92 / 1 SHARE) .......................        $10.92
                                                                         ======

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to
   Delaware Tax-Efficient Equity Fund A Class, 1,000,000,000 shares allocated to Delaware Tax-Efficient Equity Fund B Class,
   1,000,000,000 shares allocated to Delaware Tax-Efficient Equity
   Fund C Class, 1,000,000,000 shares allocated to
   Delaware Tax-Efficient Equity Fund Institutional Class .......   $89,202,921
Undistributed net investment loss ...............................      (172,668)
Accumulated net realized loss on investments ....................    (7,248,854)
Net unrealized appreciation of investments ......................     7,087,988
                                                                    -----------
Total net assets ................................................   $88,869,387
                                                                    ===========
------------------
* Non-income producing security for the period ended October 31, 1999
  ADR - American Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 DELAWARE TAX-EFFICIENT EQUITY FUND:
Net asset value A Class (A) .....................................        $10.95
Sales charge (5.75% of offering price or 6.12% of the amount
  invested per share)(B) ........................................          0.67
                                                                         ------
Offering price ..................................................        $11.62
                                                                         ======
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes
                                                        for growth of capital 11

VOYAGEUR MUTUAL FUNDS III, INC. -
DELAWARE TAX-EFFICIENT EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                              $498,954
Interest                                                123,442        $622,396
                                                       --------     -----------
EXPENSES:
Management fees .....................................   348,230
Distribution expense ................................   316,125
Registration fees ...................................    30,600
Dividend disbursing and transfer agent fees
   and expenses .....................................    51,900
Professional fees ...................................     5,100
Reports and statements to shareholders ..............    12,000
Accounting and administration .......................    18,453
Custodian fees ......................................     4,019
Directors' fees .....................................       902
Taxes (other than taxes on income) ..................       906
Other ...............................................     8,915
                                                       --------
                                                        797,150
Less expenses paid indirectly .......................    (2,086)        795,064
                                                       --------     -----------
NET INVESTMENT (LOSS) ...............................                  (172,668)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
Net realized loss on investment transactions ........                (3,904,998)
Net change in unrealized appreciation/depreciation
   of investments during the period .................                (3,314,175)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ...................................                (7,219,173)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................               ($7,391,841)
                                                                    ===========
See accompanying notes

VOYAGEUR MUTUAL FUNDS III, INC. -
DELAWARE TAX-EFFICIENT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      SIX MONTHS      YEAR ENDED
                                                    ENDED 10/31/99     4/30/99
                                                     (UNAUDITED)
                                                    --------------    ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss .............................  $   (172,668)   $   (227,386)
Net realized loss on investment transactions ....    (3,904,998)     (3,262,075)
Net change in unrealized appreciation/depreciation
   of investments during the period .............    (3,314,175)      7,903,047
                                                   ------------    ------------
Net increase (decrease) in net assets resulting
   from operations ..............................    (7,391,841)      4,413,586
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Delaware Tax-Efficient Equity Fund A Class ...     5,654,659      33,069,935
   Delaware Tax-Efficient Equity Fund B Class ...     9,744,162      31,064,593
   Delaware Tax-Efficient Equity Fund C Class ...     3,338,335      10,405,073
   Delaware Tax-Efficient Equity Fund
      Institutional Class .......................        79,621               -
                                                   ------------    ------------
                                                     18,816,777      74,539,601
Cost of shares repurchased:
   Delaware Tax-Efficient Equity Fund A Class ...    (5,672,457)     (8,957,811)
   Delaware Tax-Efficient Equity Fund B Class ...    (4,514,837)     (2,413,381)
   Delaware Tax-Efficient Equity Fund C Class ...    (1,971,089)     (2,207,359)
   Delaware Tax-Efficient Equity Fund
      Institutional Class .......................       (79,363)              -
                                                   ------------    ------------
                                                    (12,237,746)    (13,578,551)
                                                   ------------    ------------
Increase in net assets derived from capital
   share transactions ...........................     6,579,031      60,961,050
                                                   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS                  (812,810)     65,374,636

NET ASSETS:
Beginning of period .............................    89,682,197      24,307,561
                                                   ------------    ------------
End of period ...................................  $ 88,869,387    $ 89,682,197
                                                   ============    ============
See accompanying notes

12 for growth of capital

VOYAGEUR MUTUAL FUNDS III, INC. -
DELAWARE TAX-EFFICIENT EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                              DELAWARE TAX-EFFICIENT EQUITY FUND
                                                        ---------------------------------------------------------------------
                                                                        A CLASS                              B CLASS
                                                        SIX MONTHS                 6/27/1997(1)   SIX MONTHS
                                                           ENDED      YEAR ENDED         TO          ENDED       YEAR ENDED
                                                        10/31/99(4)    4/30/99        4/30/98     10/31/99(4)      4/30/99
                                                        (UNAUDITED)                               (UNAUDITED)
Net asset value, beginning of period ...............     $11.790       $11.010         $8.500       $11.650        $10.960

Income (loss) from investment operations:
   Net investment income (loss)(2) .................       0.003         0.049          0.010        (0.039)         0.132
   Net realized and unrealized gain (loss)
     on investments ................................      (0.843)        0.731          2.500        (0.831)         0.558
                                                         -------       -------        -------       -------        -------
   Total from investment operations ................      (0.840)        0.780          2.510        (0.870)         0.690
                                                         -------       -------        -------       -------        -------
Net asset value, end of period .....................     $10.950       $11.790        $11.010       $10.780        $11.650
                                                         =======       =======        =======       =======        =======
Total return(3) ....................................      (7.12%)        7.09%         29.53%        (7.47%)         6.30%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) .................................     $37,056       $40,174        $13,898       $40,154        $38,225
   Ratio of expenses to average
     net assets ....................................       1.45%         1.45%          1.47%         2.20%          2.20%
   Ratio of expenses to average
     net assets prior to expense
     limitation ....................................       1.45%         1.61%          1.99%         2.20%          2.36%
   Ratio of net investment income (loss)
     to average net assets .........................      (0.12%)       (0.10%)         0.13%        (0.87%)        (0.85%)
   Ratio of net investment income (loss)
     to average net assets prior
     to expense limitation .........................      (0.12%)       (0.26%)        (0.39%)       (0.87%)        (1.01%)
   Portfolio turnover ..............................         47%           48%            14%           47%            48%



                                                                    DELAWARE TAX-EFFICIENT EQUITY FUND
                                                        ------------------------------------------------------
                                                                                     C CLASS
                                                        6/27/1997(1)   SIX MONTHS                 6/27/1997(1)
                                                             TO           ENDED      YEAR ENDED        TO
                                                          4/30/98      10/31/99(4)     4/30/99       4/30/98
                                                                       (UNAUDITED)
Net asset value, beginning of period ...............       $8.500        $11.660       $10.960        $8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) .................       (0.053)        (0.039)        0.132        (0.054)
   Net realized and unrealized gain (loss)
     on investments ................................        2.513         (0.841)        0.568         2.514
                                                          -------        -------       -------       -------
   Total from investment operations ................        2.460         (0.880)        0.700         2.460
                                                          -------        -------       -------       -------
Net asset value, end of period .....................      $10.960        $10.780       $11.660       $10.960
                                                          =======        =======       =======       =======
Total return(3) ....................................       28.94%         (7.46%)        6.39%        28.94%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) .................................       $7,958        $11,660       $11,284        $2,451
   Ratio of expenses to average
     net assets ....................................        2.20%          2.20%         2.20%         2.20%
   Ratio of expenses to average
     net assets prior to expense
     limitation ....................................        2.72%          2.20%         2.36%         2.72%
   Ratio of net investment income (loss)
     to average net assets .........................       (0.60%)        (0.87%)       (0.85%)       (0.60%)
   Ratio of net investment income (loss)
     to average net assets prior
     to expense limitation .........................       (1.12%)        (0.87%)       (1.01%)       (1.12%)
   Portfolio turnover ..............................          14%            47%           48%           14%

------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(4) Ratios have been annualized and total return has not been annualized.

For the period September 1, 1997 through June 23, 1999, the Institutional Class sold shares which were subsequently redeemed by shareholders.

As of October 31, 1999, the class had one share outstanding, representing initial seed purchase. Data for this class are excluded from the Financial Highlights because the data are believed to be immaterial.

                             See accompanying notes
                                                        for growth of capital 13

VOYAGEUR MUTUAL FUNDS III, INC. -
DELAWARE TAX-EFFICIENT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------
Voyageur Mutual Funds III, Inc. is organized as a Minnesota Corporation and offers three series: Delaware Select Growth Fund, Delaware Growth Stock Fund and Delaware Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Delaware Tax-Efficient Equity Fund (The Fund). The Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The Delaware Tax-Efficient Equity Fund A Class carries a front-end sales charge of 5.75%. The Delaware Tax-Efficient Equity Fund B Class carries a back-end deferred sales charge. The Delaware Tax-Efficient Equity Fund C Class carries a level load deferred sales charge and the Delaware Tax-Efficient Equity Fund Institutional Class has no sales charge.

The objective of the Fund is to obtain for taxable investors a high total return on an after-tax basis.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from investment income and distributions from capital gains annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $1,067 for the period ended October 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The amount of these credits was approximately $1,019 for the period ended October 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of; 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. At October 31, 1999 the Fund had a liability for investment management fees and other expenses payable to DMC for $55,974.

DMC has elected to waive that portion if any of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 1.20% of average daily net assets of the Fund through April 30, 2000.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $15,540.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. At October 31, 1999, the Fund had a liability for such fees and other expenses payable to DDLP of $0.

For the period ended October 31, 1999, DDLP earned $20,639 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

14 for growth of capital

--------------------------------------------------------------------------------
3. Investments
During the period ended October 31, 1999, the Fund made purchases of $52,379,316 and sales of $40,851,492 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At October 31, 1999, the aggregate cost of securities was $80,792,136.

At October 31, 1999, unrealized appreciation was $7,087,988 of which $10,995,807 related to unrealized appreciation of securities and ($3,907,819) related to unrealized depreciation of securities.

For federal income tax purposes, the Delaware Tax-Efficient Equity Fund had a capital loss carryforward at April 30, 1999 of $703,458, which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2006 - $11,808 and 2007 - $691,650.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                        SIX MONTHS
                                                           ENDED     YEAR ENDED
                                                         10/31/99      4/30/99
                                                        ----------   ----------
Shares sold:
   Delaware Tax-Efficient Equity Fund A Class .......     490,548     2,949,298
   Delaware Tax-Efficient Equity Fund B Class .......     859,240     2,770,177
   Delaware Tax-Efficient Equity Fund C Class .......     295,146       938,246
   Delaware Tax-Efficient Equity Fund
     Institutional Class ............................       6,731             -
                                                       ----------    ----------
                                                        1,651,665     6,657,721
                                                       ----------    ----------
Shares repurchased:
   Delaware Tax-Efficient Equity Fund A Class .......    (513,145)     (804,809)
   Delaware Tax-Efficient Equity Fund B Class .......    (415,221)     (216,108)
   Delaware Tax-Efficient Equity Fund C Class .......    (182,024)     (193,787)
   Delaware Tax-Efficient Equity Fund
     Institutional Class ............................      (6,731)            -
                                                       ----------    ----------
                                                       (1,117,121)   (1,214,704)
                                                       ----------    ----------
Net increase ........................................     534,544     5,443,017
                                                       ==========    ==========
5. Line of Credit
The committed line of credit is $3,300,000 for the Delaware Tax-Efficient Equity Fund. No amount was outstanding at October 31, 1999, or at any time during the fiscal year.

DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Delaware Select Growth Fund
Delaware Trend Fund
Delaware DelCap Fund
Delaware Small Cap Value Fund
Delaware U.S. Growth Fund
Delaware Growth Stock Fund
Delaware Tax-Efficient Equity Fund
Delaware Social Awareness Fund

FOR TOTAL RETURN
Delaware Blue Chip Fund
Delaware Devon Fund
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Balanced Fund

FOR INTERNATIONAL DIVERSIFICATION
Delaware Emerging Markets Fund
Delaware New Pacific Fund
Delaware Overseas Equity Fund
Delaware International Equity Fund
Delaware Global Equity Fund
Delaware Global Bond Fund

FOR CURRENT INCOME
Delaware Delchester Fund
Delaware High-Yield Opportunities Fund
Delaware Extended Duration Bond Fund
Delaware Strategic Income Fund
Delaware Corporate Bond Fund
Delaware American Government Bond Fund
Delaware U.S. Government Securities Fund
Delaware Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
Delaware National High Yield Municipal Bond Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Intermediate Fund
Delaware State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Delaware Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Delaware Foundation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

(photo of computer keyboard)

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE TAX-EFFICIENT EQUITY FUND SHAREHOLDERS, BUT IT MAY BE used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Efficient Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


(photo of globes)


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.


DELAWARE(sm)
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

(2426) J5346
SA-437 [10/99] PP12/99